SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 9, 2003

                           COMMUNITY BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-11716                16-1213679
(State of Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

5790 Widewaters Parkway, DeWitt, New York                          13214
(Address of Principal Executive Offices)                        (Zip code)

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Regulation FD Disclosure.

      On June 9, 2003, Community Bank System, Inc. announced that its subsidiary, Benefit Plans Administrative Services, Inc., entered into an Asset Purchase Agreement (the "Agreement") with PricewaterhouseCoopers LLP to acquire its Upstate New York Global Human Resources Solutions practice group, as disclosed in the attached press release.

      The foregoing transaction is scheduled to close, subject to the satisfaction of customary conditions contained in the Agreement, in the third quarter of this fiscal year.


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

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

         Exhibit No.                          Description
         -----------                          -----------

            99.1 Press Release, dated June 9, 2003, issued by Community Bank System, Inc.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               COMMUNITY BANK SYSTEM, INC.


Dated: June 20, 2003           By: /s/ Sanford A. Belden
                                   --------------------------------------------
                                   Name: Sanford A. Belden
                                   Title: President and Chief Executive Officer


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